Exhibit 10.1

Revised Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AND EXTENSION AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT AND EXTENSION AGREEMENT, dated as of September 3, 2015 (this “Amendment”), is by and among MIDCOAST ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Parent Borrower”), MIDCOAST OPERATING, L.P., a Texas limited partnership (the “Opco Borrower” and, together with the Parent Borrower, the “Borrowers”), the Subsidiary Guarantors, the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), a Swing Line Lender and an L/C Issuer.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 13, 2013 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”); and

WHEREAS, the Parent Borrower has requested (a) that the Scheduled Maturity Date for each Lender be extended to September  30, 2018 (the “Extension”), (b) the right to request and receive a release and discharge of a Subsidiary Guarantor from its obligations under the Subsidiary Guarantee and any other applicable Loan Document if such Subsidiary Guarantor does not then meet the requirements for classification as a “Material Subsidiary” and no Default or Event of Default then exists, and (c) certain other amendment with respect to decreasing Commitments of certain Lenders;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment, which are defined in the Credit Agreement, as amended hereby (the “Amended Credit Agreement”), shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

SECTION 2. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

“Countersignature Date” has the meaning set forth in Section 6.12.

“Designated Former Material Subsidiary” means each Subsidiary Guarantor so designated in a certificate substantially in the form and substance of Exhibit I (a “Designation Certificate”) and signed by a Responsible Officer of the General Partner on behalf of the Parent Borrower which certifies that, as of the date of such Designation Certificate, (a) such designated Subsidiary Guarantor (1) is not a Material Subsidiary and (2) was not a Material Subsidiary as of the last day of each of the three most recently completed fiscal quarters for which the Parent Borrower delivered financial statements to the Administrative Agent in accordance with Section 6.1 and (b) to the best knowledge of such Responsible Officer, no Default or Event of Default has occurred and is continuing. For the avoidance of doubt, the Opco Borrower cannot become a Designated Former Material Subsidiary.

“Designation Certificate” has the meaning set forth in the definition of “Designated Former Material Subsidiary”.

“Evidence of Release Requirement” has the meaning set forth in Section 6.12.

“Other Guarantee Obligation” has the meaning set forth in Section 6.12.

“Second Amendment” means that certain Amendment No. 2 to Credit Agreement and Extension agreement dated as of September 3, 2015, by and among the Borrowers, the Subsidiary Guarantors, the Lenders party thereto and the Administrative Agent.

“Window Period” has the meaning set forth in Section 6.12.

(b) Section 4.04(f)(iii) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Second Amendment, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent and the Borrowers to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(c) Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Within thirty (30) days after the acquisition, designation or formation of any Material Subsidiary organized in the United States or after the date that any existing Subsidiary organized in the United States (including any Designated Former Material Subsidiary) becomes a Material Subsidiary (or such longer period as the Administrative Agent may agree in writing), the Parent Borrower shall cause such Person to (i) become a Subsidiary Guarantor by executing and delivering to the Administrative Agent a joinder agreement substantially in the form of Exhibit F (a “Subsidiary Guarantee Joinder”) and (ii) deliver to the Administrative Agent (A) documents of the types (1) referred to in Sections 4.01(a)(iii) and (iv) and (2) if the Collateral Period is then in effect, referred to in Section 6.13, and (B) favorable opinions of counsel to such Person (which, as to certain matters as agreed to by the Administrative Agent, may be internal counsel and which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (i)), all in form, content and scope reasonably satisfactory to the Administrative Agent. Promptly upon its receipt of a Designation Certificate, the Administrative Agent shall execute and return the Designation Certificate to the Parent Borrower to evidence the release and discharge of each Designated Former Material Subsidiary specified therein from its obligations under the Subsidiary Guarantee and any other applicable Loan Document if, to the actual knowledge of the Administrative Agent, no Default or Event of Default then exists, such release and discharge to be effective on the date of such countersignature (the “Countersignature Date”); provided that if such Designated Former Material Subsidiary has any other Guarantee Obligation that must be released so as to avoid a breach of Section 7.12 when it is no longer a Subsidiary Guarantor (each such Guarantee Obligation, an “Other Guarantee Obligation”), then its release and discharge under the Subsidiary Guarantee and any other applicable Loan Document shall automatically and without any further action be revoked and become ineffective, retroactive to the Countersignature Date if the Parent Borrower has not provided evidence to the Administrative Agent of the release and discharge of all Other Guarantee Obligations (which may consist of copies of necessary documents provided by or to other parties in connection with the release and discharge thereof, together with a certificate of a Responsible Officer of the Parent Borrower that the same have been delivered to all necessary parties to effect the same) within three (3) Business Days (the “Window Period”) after the Business Day on which the Parent Borrower received the corresponding Designation Certificate executed by the Administrative Agent (the “Evidence of Release Requirement”).

(d) Section 7.12(x) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(x) Guarantee Obligations with respect to Indebtedness permitted pursuant to this Section 7.12 (A) of a Subsidiary that was a Subsidiary Guarantor and released of its Guarantee Obligations as a Subsidiary Guarantor in accordance with Section 6.12, if the Evidence of Release Requirement is satisfied within the Window Period, and (B) of Subsidiary Guarantors and the Opco Borrower.

(e) Section 9.10(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ii) release and discharge a Subsidiary Guarantor from its obligations under the Subsidiary Guarantee and any other applicable Loan Document if such Person (a) ceases to be a Subsidiary as a result of a transaction not prohibited by this Agreement or (b) is designated, pursuant to a corresponding Designation Certificate, as a Designated Former Material Subsidiary and the Administrative Agent has executed such Designation Certificate, all as set forth in the last sentence of Section 6.12 (provided that if a Subsidiary becomes a Designated Former Material Subsidiary and subsequently becomes a Material Subsidiary, the Parent Borrower shall thereupon cause such Subsidiary to execute and delivery a new Subsidiary Guarantee Joinder and the other documents as required by Section 6.12).

(f) Effective as of September 4, 2015, Schedule 2.01 of the Credit Agreement is hereby amended by replacing such schedule in its entirety with Schedule 2.01 attached hereto.

(g) The Exhibits to the Credit Agreement are hereby amended to add Annex A attached hereto as a new Exhibit H (Form of Designation Certificate).

SECTION 3. Extension of Scheduled Maturity Date. Each Lender party hereto, other than each Lender designated in its signature page hereto as a Non-Extending Lender (a “Non-Extending Lender”), hereby (a) agrees to the Extension and (b) agrees that, effective as of the date hereof, the Scheduled Maturity Date with respect to such Lender’s Commitment shall be September 30, 2018 (each such extending Lender, an “Extending Lender”). Notwithstanding anything to the contrary in Section 2.14 of the Credit Agreement, the Extension shall be deemed to have been effected pursuant to Section 2.14 of the Credit Agreement and, after giving effect to this Amendment, the Parent Borrower shall have the right to request additional one-year extensions of the Scheduled Maturity Date up to an additional two times pursuant to, and in accordance with, Section 2.14 of the Credit Agreement. In addition, the parties hereto hereby agree and acknowledge that for each Non-Extending Lender, the Scheduled Maturity Date applicable to such Lender immediately prior to this Amendment shall remain the Scheduled Maturity Date for such Lender.

SECTION 4. Decreased Commitments of Certain Extending Lenders. Each Extending Lender whose Commitment amount set forth opposite such Extending Lender’s name on Schedule 2.01 attached hereto is less than such Extending Lender’s Commitment in effect immediately prior to giving effect to this Amendment hereby decreases its Commitment such that, on and after September 4, 2015, such Extending Lender has a Commitment equal to the amount set forth opposite its name on Schedule 2.01 attached hereto.

For the avoidance of doubt, the decrease in the Aggregate Commitments pursuant to this Section 4 shall be effected without the Borrower exercising its rights under Section 2.15 of the Amended Credit Agreement with respect to Commitment Increases.

SECTION 5. Representations and Warranties.

To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant that, as of the date hereof:

(a) both immediately before and after giving effect to this Amendment, all representations and warranties of the Borrowers contained in Article V of the Credit Agreement, and which are contained in any Loan Document furnished by any Loan Party at any time under, or in connection with, this Amendment or the Credit Agreement, are true and correct, except to the extent that such representations and warranties specifically refer to a different date, in which case they are true and correct as of such date and except that the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b) both immediately before and after giving effect to this Amendment, no Default or Event of Default exists;

(c) the execution, delivery and performance by each Loan Party of this Amendment and the performance by such Loan Party of the Amended Credit Agreement and each Loan Document to which such Loan Party is a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) violate the terms of any of the Loan Party’s Organization Documents, (ii) result in any breach of, constitute a default under, or require, pursuant to the express provisions thereof, the creation of any consensual Lien on the properties of such Loan Party under, any Contractual Obligation to which such Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which such Loan Party or its property is subject, or (iii) violate any Law, in each case with respect to the preceding clauses (i) through (iii), which would reasonably be expected to have a Material Adverse Effect;

(d) this Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and

(e) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required to be obtained or made by any Loan Party by any material statutory law or regulation applicable to it as a condition to the execution, delivery or performance by, or enforcement against, such Loan Party of this Amendment or the performance by, or enforcement against, such Loan Party of the Amended Credit Agreement.

SECTION 6. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above (provided that, as set forth therein, Section 4 shall become effective on September 4, 2015 if all of the following conditions have then been satisfied) when, and only when,

(a) the Administrative Agent shall have received:

(i)	counterparts of this Amendment duly executed and delivered by the Borrowers, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders;

(ii)	such certificates of resolutions or other action, incumbency certificates and/or other certificates of the secretary or an assistant secretary of each Borrower and the Subsidiary Guarantors, as the Administrative Agent may timely request to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment, including a certificate certifying and attaching the resolutions adopted by each Borrower approving or consenting to the Extension (or if the Borrowers’ resolutions delivered pursuant to Section 4.01(a)(iii) of the Credit Agreement provided for the Extension, certifying that such resolutions have not been amended, modified or rescinded and remain in full force and effect);

(iii)	such evidence as the Administrative Agent may reasonably request to verify that each Loan Party is duly organized or formed, validly existing and in good standing in the jurisdiction where organized; and

(iv)	a certificate dated as of the date hereof signed by a Responsible Officer of the Parent Borrower certifying as to the matters set forth in Sections 5(a) and (b) above; and

(b) the Parent Borrower shall have (i) paid all fees it has agreed to pay in connection with this Amendment, including, without limitation, the fees set forth in that certain letter dated July 21, 2015 from the Parent Borrower to the Administrative Agent, and (ii) reimbursed or paid, to the extent timely invoiced to, and reviewed by, the Parent Borrower, all out-of-pocket expenses required to be reimbursed or paid by the Parent Borrower under the Credit Agreement.

SECTION 7. Governing Law.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

SECTION 8. Counterparts.

This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of a counterpart to this Amendment may be made by facsimile or other electronic transmission in .pdf format.

SECTION 9. Effect of Amendment.

From and after the effectiveness of this Amendment, each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall refer to the Amended Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or under any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect (including, without limitation, each Subsidiary Guarantor’s obligations under Article XI of the Amended Credit Agreement). This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 10. Confirmation of Loan Documents.

The terms, provisions, conditions and covenants of the Amended Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed in all respects, and the execution, delivery and performance of this Amendment shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof. Without limiting the generality of the foregoing, nothing contained herein shall be deemed (a) to constitute a waiver of compliance or consent to noncompliance by any Loan Party with respect to any term, provision, condition or covenant of the Credit Agreement or any other Loan Document, (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Amended Credit Agreement or any other Loan Document or (c) to constitute a waiver of compliance or consent to noncompliance by any Loan Party with respect to the terms, provisions, conditions and covenants of the Amended Credit Agreement and the other Loan Documents made the subject hereof. Each Loan Party hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder.

SECTION 11. Headings.

Section and subsection headings in this Amendment are for convenience of reference only, and are not part of, and are not to be taken into consideration in interpreting, this Amendment.

SECTION 12. Entire Agreement.

THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWERS:

MIDCOAST ENERGY PARTNERS, L.P.

a Delaware limited partnership,

as Parent Borrower

By: Midcoast Holdings, L.L.C.,

its General Partner

By:	/s/ Stephen J. Neyland
Name: Stephen J. Neyland Title: Vice President – Finance

MIDCOAST OPERATING, L.P.

a Texas limited partnership,

as Opco Borrower

By: Midcoast OLP GP, L.L.C., its General Partner

By:	/s/ Stephen J. Neyland
Name: Stephen J. Neyland Title: Vice President – Finance

Amendment No. 2 to Credit Agreement and Extension Agreement (MEP)

SUBSIDIARY GUARANTORS:

Enbridge G & P (East Texas), L.P.

Enbridge Pipelines (East Texas), L.P.

Enbridge G & P (Oklahoma), L.P.

Enbridge Pipelines (North Texas), L.P.

Enbridge G & P (North Texas), L.P.

ELTM, L.P.

Enbridge Pipelines (Texas Gathering), L.P.

Enbridge Marketing (North Texas), L.P.

ENBRIDGE GATHERING (NORTH TEXAS) L.P.

eNBRIDGE LIQUIDS MARKETING (NORTH TEXAS) L.P.

ENBRIDGE PIPELINES (TEXAS LIQUIDS) l.P.

By:	Enbridge Holdings (Texas Systems) L.L.C., the General Partner, and as the General Partner, of each of the foregoing listed entities

By: /s/ Stephen J. Neyland

Name: Stephen J. Neyland

Title: Vice President – Finance

Amendment No. 2 to Credit Agreement and Extension Agreement (MEP)

Enbridge Energy Marketing, L.L.C.

By: /s/ Stephen J. Neyland

Name: Stephen J. Neyland

Title: Vice President – Finance

Midcoast OLP GP, L.L.C.

By: /s/ Stephen J. Neyland

Name: Stephen J. Neyland

Title: Vice President – Finance

ENBRIDGE PIPELINES (LOUISIANA LIQUIDS) L.L.C.

By: /s/ Stephen J. Neyland

Name: Stephen J. Neyland

Title: Vice President – Finance

ENBRIDGE PIPELINES (OKLAHOMA) TRANSMISSION L.L.C.

By: /s/ Stephen J. Neyland

Name: Stephen J. Neyland

Title: Vice President – Finance

ENBRIDGE MARKETING (U.S.) L.P.

By:	Enbridge Marketing (U.S.) L.L.C., its General Partner

By: /s/ Stephen J. Neyland

Name: Stephen J. Neyland

Title: Vice President – Finance

Amendment No. 2 to Credit Agreement and Extension Agreement (MEP)

BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, an L/C Issuer and a Lender

By:	/s/ Marc Ahlers
Name:	Marc Ahlers
Title:	Vice President

Amendment No. 2 to Credit Agreement and Extension Agreement (MEP)

CITIBANK, N.A.,
as a Lender

By: /s/ Peter Kardos
Name: Peter Kardos
Title: Vice-President

Amendment No. 2 to Credit Agreement and Extension Agreement (MEP)

BARCLAYS BANK PLC,
as a Lender

By: /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

Amendment No. 2 to Credit Agreement and Extension Agreement (MEP)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Michael Moreno

Name: Michael Moreno
Title: Authorized Signatory

Amendment No. 2 to Credit Agreement and Extension Agreement (MEP)

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender

By: /s/ Yvonne Tilden
Name: Yvonne Tilden
Title: Director

By: /s/ Scott Flieger
Name: Scott Flieger
Title: Managing Director

Amendment No. 2 to Credit Agreement and Extension Agreement (MEP)

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

Amendment No. 2 to Credit Agreement and Extension Agreement (MEP)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Juan J. Javellana
Name: Juan J. Javellana
Title: Executive Director

Amendment No. 2 to Credit Agreement and Extension Agreement (MEP)

WELLS FARGO BANK, N.A.,
as a Lender

By: /s/ Jeffrey Cobb
Name: Jeffrey Cobb
Title: Vice President

Amendment No. 2 to Credit Agreement and Extension Agreement (MEP)

MIZUHO BANK, LTD.,
as a Lender

By: /s/ Brad C. Crilly
Name: Brad C. Crilly
Title: Senior Vice President

Amendment No. 2 to Credit Agreement and Extension Agreement (MEP)

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

Amendment No. 2 to Credit Agreement and Extension Agreement (MEP)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By: /s/ Kevin Sparks
Name: Kevin Sparks
Title: Vice President

Amendment No. 2 to Credit Agreement and Extension Agreement (MEP)

SCHEDULE 2.01

COMMITMENTS AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share
Bank of America, N.A.	$90,000,000.00	11.11111111%
Citibank, N.A.	$90,000,000.00	11.11111111%
Barclays Bank PLC	$70,000,000.00	8.641975309%
Credit Suisse AG, Cayman Islands Branch	$70,000,000.00	8.641975309%
Deutsche Bank AG, New York Branch	$70,000,000.00	8.641975309%
Goldman Sachs Bank USA	$70,000,000.00	8.641975309%
JPMorgan Chase Bank, N.A.	$70,000,000.00	8.641975309%
UBS AG, Stamford Branch	$70,000,000.00	8.641975309%
Wells Fargo Bank, N.A.	$70,000,000.00	8.641975309%
Mizuho Bank, Ltd.	$50,000,000.00	6.172839505%
Sumitomo Mitsui Banking Corporation	$40,000,000.00	4.938271605%
Morgan Stanley Bank, N.A	$25,000,000.00	3.086419753%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$25,000,000.00	3.086419753%
Total:	$810,000,000.00	100.000000000%

Annex A

MIDCOAST ENERGY PARTNERS, L.P.

Form of Designation Certificate

________, 20__

This Designation Certificate is made by the undersigned, the duly authorized _________ of Midcoast Holdings, L.L.C., a Delaware limited liability company and the sole general partner (the “General Partner”) of Midcoast Energy Partners, L.P., a Delaware limited partnership (the “Parent Borrower”), and delivered pursuant to Section 6.12 of that certain Credit Agreement dated as of November 13, 2013 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), by and among the Parent Borrower, as borrower, Midcoast Operating, L.P., a Texas limited partnership, as borrower, the Subsidiary Guarantors, the lenders party thereto, and Bank of America, N.A., as administrative agent to the lenders, swing line lender, and an L/C issuer. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

The undersigned hereby certifies that ___ is the ___________ and a Responsible Officer of the General Partner on the date hereof, and that as such, ___ is authorized to execute and deliver this Designation Certificate on behalf of the Parent Borrower. The undersigned further certifies, on behalf of the Parent Borrower and not individually, that:

1. For purposes of this Designation Certificate, [each of] ______________ is designated a Designated Former Material Subsidiary on and effective as of [the date of this Designation Certificate] [_____________, 20__] (the “Designation Date”).

2. In connection with the foregoing designation, and pursuant to the Agreement, as of the date of this Designation Certificate and, if different, the Designation Date:

(a) [each] such Designated Former Material Subsidiary (1) is not a Material Subsidiary, and (2) was not a Material Subsidiary as of the last day of each of the three most recently completed fiscal quarters for which the Parent Borrower delivered financial statements to the Administrative Agent in accordance with Section 6.1; and

(b) to the best knowledge of such Responsible Officer, no Default or Event of Default has occurred and is continuing

Remainder of Page Intentionally Blank
Signature Page to Follow

 Exhibit H

If, to the actual knowledge of the Administrative Agent, no Default or Event of Default exists, please execute this Designation Certificate in the space provided below and return it to the Parent Borrower promptly to evidence the release and discharge of [each] such Designated Former Material Subsidiary from its obligations under the Subsidiary Guarantee and any other applicable Loan Document, effective on the date of such countersignature; provided that if [any] such Designated Former Material Subsidiary has any Other Guarantee Obligation, then its release and discharge under the Subsidiary Guarantee and any other applicable Loan Document shall automatically and without any further action be revoked and become ineffective, retroactive to the Countersignature Date if the Parent Borrower has not satisfied the Evidence of Release Requirement within the Window Period.

IN WITNESS WHEREOF, the undersigned has executed this Designation Certificate as of the date first set forth above.

______________________________

__________________

__________________

EXECUTED on                            , 20          :

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name: Title:

 Exhibit H